First Amendment to Amended and Restated Credit Agreement

This First Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of November 29, 2018, among UMH Properties, Inc., a Maryland corporation, operating as a qualified real estate investment trust under Sections 856 through 860 of the Code (the “Borrower”), the Guarantors party hereto, Bank of Montreal (“BMO”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Lenders, and BMO, as Administrative Agent (in such capacity, the “Administrative Agent”).

Preliminary Statements

A. Borrower, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of March 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement, as amended by this Amendment.

B. Borrower has requested that (i) the maturity date under the Credit Agreement be extended, (ii) the amount of the revolving credit facility available under the Credit Agreement be increased from $50,000,000 to $75,000,000, (iii) JPMorgan become an additional Lender under the Credit Agreement, and (iv) certain other amendments be made to the Credit Agreement, and Administrative Agent and the Lenders are willing to do so pursuant to the terms below.

C. This Amendment shall constitute a Loan Document and these Preliminary Statements shall be construed as part of this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment to Credit Agreement.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement (including all Schedules and Exhibits thereto) shall be and hereby is amended to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.

Section 2. Reaffirmation.

2.1. The Borrower hereby (a) ratifies and reaffirms the Credit Agreement (as amended hereby), the Loan Documents and all of its payment and performance obligations, contingent or otherwise, thereunder, and (b) confirms that the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into this Amendment.

2.2. Each Guarantor hereby (i) acknowledges and consents to the terms of this Amendment and the Credit Agreement as amended by this Amendment, (ii) confirms that its Guaranty in favor of the Administrative Agent, for the benefit of the Lenders, and all of its obligations thereunder, as amended, remain in full force and effect and (iii) reaffirms all of the terms, provisions, agreements and covenants contained in its Guaranty. Each Guarantor agrees that its consent to any further amendments or modifications to the Credit Agreement and other Loan Documents shall not be required solely as a result of this acknowledgment and consent having been obtained, except to the extent, if any, required by any Guaranty.

Section 3. Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1. The Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, the Lenders and L/C Issuer.

3.2. The Administrative Agent shall have received an Amended and Restated Revolving Note made by the Borrower in favor of Bank of Montreal and a Revolving Note made by the Borrower in favor of JPMorgan Chase Bank, N.A.

3.3. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification in relation to it.

3.4. The Administrative Agent shall have received specimen signatures of the persons authorized to execute such documents on the Borrower’s and each Guarantor’s behalf and a written certificate of an Authorized Representative of Borrower and each Guarantor that (i) either affirms that there have been no change to Borrower’s or such Guarantor’s articles of incorporation or articles of organization, as applicable, and bylaws or operating agreement, as applicable, or attaches any amendments to Borrower’s or such Guarantor’s articles of incorporation or articles of organization, as applicable, and/or bylaws or operating agreement, as applicable, and (ii) certifies that attached thereto are a true, correct and completed copy of the written resolutions or other evidence reasonably acceptable to the Administrative Agent of the Borrower’s and each such Guarantor’s Board of Directors (or similar governing body) authorizing the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement as amended by this Amendment.

3.5. The Administrative Agent shall have received a written opinion of counsel to the Borrower and each Guarantor, in form and substance reasonably satisfactory to the Administrative Agent.

3.6. The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request, and legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 4. Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and each Guarantor hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement, as amended by this Amendment, are and shall be and remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 5. Miscellaneous.

5.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2. The Borrower agrees to pay on demand all out-of-pocket costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable and documented out-of-pocket fees and disbursements of counsel for the Administrative Agent.

5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of Illinois without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[Signature Pages Follow]

This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

Borrower:

UMH Properties, Inc.

By
Name
Title

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT—

UMH PROPERTIES, INC.]

Guarantors:

UMH IN Countryside Estates, LLC

By
Name
Title

Mobile Home Village, Inc.

By
Name
Title

United Mobile Homes of Ohio, Inc.

By
Name
Title

United Mobile Homes Of Pennsylvania, Inc.

By
Name
Title

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT—

UMH PROPERTIES, INC.]

UMH PA City View, LLC

By
Name
Title

UMH TN Countryside Village, LLC

By
Name
Title

UMH IN Meadows, LLC

By
Name
Title

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT—

UMH PROPERTIES, INC.]

“Administrative Agent And L/C Issuer”

Bank Of Montreal, as L/C Issuer and as Administrative Agent

By
Name
Title

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT—

UMH PROPERTIES, INC.]

“Lenders”

Bank Of Montreal, as a Lender

By
Name
Title

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT—

UMH PROPERTIES, INC.]

JPMorgan Chase Bank, N.A., as a Lender

By
Name
Title

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT—

UMH PROPERTIES, INC.]